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                                                                      EXHIBIT 21


          LIST OF THE SUBSIDIARIES OF FELCOR LODGING TRUST INCORPORATED
                            (as of December 31, 2003)


                 NAME                                                       STATE AND FORM OF
                                                                               ORGANIZATION
FelCor Nevada Holdings, L.L.C.                                        Nevada; Limited Liability Company

Special Remote I, Inc.                                                Delaware; Corporation

FelCor Holdings Trust                                                 Massachusetts; Business Trust

FelCor Lodging Limited Partnership                                    Delaware; Limited Partnership

FelCor/CSS Hotels, L.L.C.                                             Delaware; Limited Liability Company

FelCor/CSS Holdings, L.P.                                             Delaware; Limited Partnership

FelCor/St. Paul Holdings, L.P.                                        Delaware; Limited Partnership

FelCor/Charlotte Hotel, L.L.C.                                        Delaware; Limited Liability Company

FelCor/Indianapolis Hotel, L.L.C.                                     Delaware; Limited Liability Company

E.S. Charlotte Limited Partnership                                    Minnesota; Limited Partnership

E.S. North, an Indiana Limited Partnership                            Indiana; Limited Partnership

FCH/PSH, L.P.                                                         Pennsylvania; Limited Partnership

FelCor Lodging Holding Company, L.L.C.                                Delaware; Limited Liability Company

FelCor Lodging Company, L.L.C.                                        Delaware; Limited Liability Company

FelCor Hotel Operating Company, L.L.C.                                Delaware; Limited Liability Company

FelCor Pennsylvania Company, L.L.C.                                   Delaware; Limited Liability Company

FelCor Hospitality Holding Company, L.L.C.                            Delaware; Limited Liability Company

FelCor Hospitality Company, L.L.C.                                    Delaware; Limited Liability Company

FelCor  Hotel Asset Company, L.L.C.                                   Delaware;  Limited Liability Company

FHAC Nevada Holdings, L.L.C.                                          Nevada; Limited Liability Company

FHAC Texas Holdings, L.P.                                             Texas; Limited Partnership

FelCor HHCL Company, L.L.C.                                           Delaware; Limited Liability Company

FelCor Hotels GenPar, L.L.C.                                          Delaware; Limited Liability Company

FelCor Hotels LimPar, L.L.C.                                          Delaware; Limited Liability Company

HHHC GenPar, L.P.                                                     Delaware; Limited Partnership

                 NAME                                                       STATE AND FORM OF
                                                                               ORGANIZATION
FelCor Hotel Company, Ltd.                                            Texas; Limited Partnership

FelCor Hotels GenPar II, L.L.C.                                       Delaware; Limited Liability Company

FelCor Hotel Company II, Ltd.                                         Texas; Limited Partnership

FelCor Chat-Lem, L.L.C.                                               Delaware; Limited Liability Company

HI Chat-Lem/Iowa - New Orleans Venture                                Louisiana; General Partnership

FelCor Philadelphia Center, L.L.C.                                    Delaware; Limited Liability Company

FelCor Marshall Motels, L.L.C.                                        Delaware; Limited Liability Company

Center City Hotel Associates                                          Pennsylvania; Limited Partnership

FelCor Hotels Financing II, L.L.C.                                    Delaware; Limited Liability Company

FelCor Hotels Financing I, L.L.C.                                     Delaware; Limited Liability Company

FelCor Hotels Investments I, Ltd.                                     Texas; Limited Partnership

FelCor Hotels Investments II, Ltd.                                    Texas; Limited Partnership

FelCor Salt Lake, L.L.C.                                              Delaware; Limited Liability Company

FelCor St. Louis Company, L.L.C.                                      Delaware; Limited Liability Company

FelCor Canada Holding GP, L.L.C.                                      Delaware; Limited Liability Company

FelCor Canada Holding, L.P.                                           Delaware; Limited Partnership

FelCor Canada Co.                                                     Nova Scotia; Unlimited Liability Company

FelCor Omaha Hotel Company, L.L.C.                                    Delaware; Limited Liability Company

FelCor Country Villa Hotel, L.L.C.                                    Delaware; Limited Liability Company

FelCor Moline Hotel, L.L.C.                                           Delaware; Limited Liability Company

FelCor Eight Hotels, L.L.C.                                           Delaware; Limited Liability Company

EPT Meadowlands Limited Partnership                                   Delaware; Limited Partnership

EPT Kansas City Limited Partnership                                   Delaware; Limited Partnership

EPT San Antonio Limited Partnership                                   Delaware; Limited Partnership

EPT Austin Limited Partnership                                        Delaware; Limited Partnership

EPT Overland Park Limited Partnership                                 Delaware; Limited Partnership

EPT Atlanta - Perimeter Center Limited Partnership                    Delaware; Limited Partnership

EPT Raleigh Limited Partnership                                       Delaware; Limited Partnership

                 NAME                                                       STATE AND FORM OF
                                                                               ORGANIZATION
EPT Covina Limited Partnership                                        Delaware; Limited Partnership

Promus/FCH Condominium Company, L.L.C.                                Delaware; Limited Liability Company

Promus/FCH Development Company, L.L.C.                                Delaware; Limited Liability Company

Promus/FelCor San Antonio Venture                                     Texas; General Partnership

Promus/FelCor Parsippany Venture                                      New Jersey; General Partnership

MHV Joint Venture                                                     Texas; General Partnership

Promus/FelCor Lombard Venture                                         Illinois; General Partnership

Promus/FelCor Hotels, L.L.C.                                          Delaware; Limited Liability Company

Kingston Plantation Development Corp.                                 Delaware; Corporation

Promus/FelCor Manager, Inc.                                           Delaware; Corporation

FelCor/New Orleans Annex, L.L.C.                                      Delaware; Limited Liability Company

Brighton at Kingston Plantation, L.L.C.                               Delaware; Limited Liability Company

Margate Towers at Kingston Plantation, L.L.C.                         Delaware; Limited Liability Company

FCH/DT Hotels, L.L.C.                                                 Delaware; Limited Liability Company

FCH/DT Holdings, L.P.                                                 Delaware; Limited Partnership

FCH/DT BWI Holdings, L.P.                                             Delaware; Limited Partnership

FelCor/LAX Hotels, L.L.C.                                             Delaware; Limited Liability Company

FelCor/LAX Holdings, L.P.                                             Delaware; Limited Partnership

Los Angeles International Airport Hotel Associates,
  a Texas limited partnership                                         Texas; Limited Partnership

Park Central Joint Venture                                            Texas; General Partnership

FelCor Airport Utilities, L.L.C.                                      Delaware; Limited Liability Company

FelCor/MM Hotels, L.L.C.                                              Delaware; Limited Liability Company

FelCor/MM Holdings, L.P.                                              Delaware; Limited Partnership

Tysons Corner Hotel Company, L.L.C.                                   Delaware; Limited Liability Company

FelCor/MM S-7 Hotels, L.L.C.                                          Delaware; Limited Liability Company

FelCor/MM S-7 Holdings, L.P.                                          Delaware; Limited Partnership

FelCor/CMB Buckhead Hotel, L.L.C.                                     Delaware; Limited Liability Company

                 NAME                                                       STATE AND FORM OF
                                                                               ORGANIZATION
FelCor/CMB Corpus Hotel, L.L.C.                                       Delaware; Limited Liability Company

FelCor/CMB Corpus Holdings, L.P.                                      Delaware; Limited Partnership

FelCor/CMB Deerfield Hotel, L.L.C.                                    Delaware; Limited Liability Company

FelCor/CMB Marlborough Hotel, L.L.C.                                  Delaware; Limited Liability Company

FelCor/CMB New Orleans Hotel, L.L.C.                                  Delaware; Limited Liability Company

FelCor/CMB Orsouth Hotel, L.L.C.                                      Delaware; Limited Liability Company

FelCor/CMB Orsouth Holdings, L.P.                                     Delaware; Limited Partnership

FelCor/CMB Piscataway Hotel, L.L.C.                                   Delaware; Limited Liability Company

FelCor/CMB SSF Hotel, L.L.C.                                          Delaware; Limited Liability Company

FelCor/CMB SSF Holdings, L.P.                                         Delaware; Limited Partnership

FCH/IHC Hotels, L.P.                                                  Delaware; Limited Partnership

FCH/IHC Dallas Holdings, L.L.C.                                       Delaware; Limited Liability Company

FCH/IHC Dallas Hotels, L.P.                                           Delaware; Limited Partnership

FCH/IHC I-10 Holdings, L.L.C.                                         Delaware; Limited Liability Company

FCH/IHC I-10 Hotels, L.P.                                             Delaware; Limited Partnership

FCH/IHC Atlanta Hotels, L.L.C.                                        Delaware; Limited Liability Company

FCH/IHC Scottsdale Hotels, L.L.C.                                     Delaware; Limited Liability Company

FCH/IHC Houston Holdings, L.L.C.                                      Delaware; Limited Liability Company

FCH/IHC Houston Hotels, L.P.                                          Delaware; Limited Partnership

FCH/HHC Hotels, L.L.C.                                                Delaware; Limited Liability Company

FelCor/JPM Lodging Co., L.L.C.                                        Delaware; Limited Liability Company

FelCor/JPM Holdings, L.L.C.                                           Delaware; Limited Liability Company

FelCor/JPM Hotels, L.L.C.                                             Delaware; Limited Liability Company

FelCor/JPM Atlanta ES Hotel, L.L.C.                                   Delaware; Limited Liability Company

FelCor/JPM Atlanta CP Hotel, L.L.C.                                   Delaware; Limited Liability Company

FelCor/JPM LBV Hotel, L.L.C.                                          Delaware; Limited Liability Company

                 NAME                                                       STATE AND FORM OF
                                                                               ORGANIZATION
FelCor/JPM Boca Raton Hotel, L.L.C.                                   Delaware; Limited Liability Company

FCH/DT BWI Hotel, L.L.C.                                              Delaware; Limited Liability Company

FelCor/JPM BWI Hotel, L.L.C.                                          Delaware; Limited Liability Company

FelCor/JPM Denver Hotel, L.L.C.                                       Delaware; Limited Liability Company

FelCor/JPM Wilmington Hotel, L.L.C.                                   Delaware; Limited Liability Company

FelCor/JPM Austin Hotel, L.L.C.                                       Delaware; Limited Liability Company

FelCor/JPM Austin Holdings, L.P.                                      Delaware; Limited Partnership

FelCor/JPM Austin HI Hotel, L.L.C.                                    Delaware; Limited Liability Company

FelCor/JPM Austin HI Holdings, L.P.                                   Delaware; Limited Partnership

FelCor/JPM Phoenix Hotel, L.L.C.                                      Delaware; Limited Liability Company

FelCor/JPM Manadalay Hotel, L.L.C.                                    Delaware; Limited Liability Company

FelCor/JPM Orlando Hotel, L.L.C.                                      Delaware; Limited Liability Company

FelCor/JPM Orlando I-Drive Hotel, L.L.C.                              Delaware; Limited Liability Company

FelCor/JPM Troy Hotel, L.L.C.                                         Delaware; Limited Liability Company

FelCor TRS I, L.L.C.                                                  Delaware; Limited Liability Company

FelCor TRS Holdings, L.P.                                             Delaware; Limited Partnership

FelCor TRS II, Inc.                                                   Delaware; Corporation

DJONT Operations, L.L.C.                                              Delaware; Limited Liability Company

DJONT Leasing, L.L.C.                                                 Delaware; Limited Liability Company

DJONT/EPT Manager, Inc.                                               Delaware; Corporation

DJONT/EPT Leasing, L.L.C.                                             Delaware; Limited Liability Company

FCH/DT Leasing, L.L.C.                                                Delaware; Limited Liability Company

FCH/DT Leasing II, L.L.C.                                             Delaware; Limited Liability Company

FCH/SH Leasing, L.L.C.                                                Delaware; Limited Liability Company

FCH/SH Leasing II, L.L.C.                                             Delaware; Limited Liability Company

DJONT/CMB Buckhead Leasing, L.L.C.                                    Delaware; Limited Liability Company

                 NAME                                                       STATE AND FORM OF
                                                                               ORGANIZATION
DJONT/CMB FCOAM, L.L.C.                                               Delaware; Limited Liability Company

DJONT/CMB Deerfield Leasing, L.L.C.                                   Delaware; Limited Liability Company

DJONT/CMB Corpus Leasing, L.L.C.                                      Delaware; Limited Liability Company

DJONT/CMB SSF Leasing, L.L.C.                                         Delaware; Limited Liability Company

DJONT/CMB Orsouth Leasing, L.L.C.                                     Delaware; Limited Liability Company

DJONT/CMB New Orleans Leasing, L.L.C.                                 Delaware; Limited Liability Company

DJONT/CMB Piscataway Leasing, L.L.C.                                  Delaware; Limited Liability Company

BHR Operations, L.L.C.                                                Delaware; Limited Liability Company

FCH/JVEIGHT Leasing, L.L.C.                                           Delaware; Limited Liability Company

FCH/IHC Leasing, L.P.                                                 Delaware; Limited Partnership

FCH/IHC Atlanta Leasing, L.L.C.                                       Delaware; Limited Liability Company

FCH/IHC Scottsdale Leasing, L.L.C.                                    Delaware; Limited Liability Company

FCH/IHC I-10 Leasing GP, L.L.C.                                       Delaware; Limited Liability Company

FCH/IHC I-10 Leasing, L.P.                                            Delaware; Limited Partnership

FCH/IHC Houston Leasing GP, L.L.C.                                    Delaware; Limited Liability Company

FCH/IHC Houston Leasing, L.P.                                         Delaware; Limited Partnership

FCH/IHC Dallas Leasing GP, L.L.C.                                     Delaware; Limited Liability Company

FCH/IHC Dallas Leasing, L.P.                                          Delaware; Limited Partnership

FCH/HHC Leasing, L.L.C.                                               Delaware; Limited Liability Company

BHR Hotels Finance, Inc.                                              Delaware; Corporation

BHR Dallas Tenant Company, L.P.                                       Delaware; Limited Partnership

BHR Plano Tenant Company, L.P.                                        Delaware; Limited Partnership

BHR Lodging Tenant Company                                            Delaware; Corporation

BHR Canada Tenant Company                                             Nova Scotia; Unlimited Liability Company

BHR Salt Lake Tenant Company, L.L.C.                                  Delaware; Limited Liability Company

BHR Texas Leasing GP, L.L.C.                                          Delaware; Limited Liability Company

                 NAME                                                       STATE AND FORM OF
                                                                               ORGANIZATION
BHR Texas Leasing, L.P.                                               Delaware; Limited Partnership

DJONT/JPM Tenant Co., L.L.C.                                          Delaware; Limited Liability Company

DJONT/JPM Holdings, L.L.C.                                            Delaware; Limited Liability Company

DJONT/JPM Leasing, L.L.C.                                             Delaware; Limited Liability Company

DJONT/JPM Austin Tenant Co., L.L.C.                                   Delaware; Limited Liability Company

DJONT/JPM Austin Leasing, L.P.                                        Delaware; Limited Partnership

DJONT/JPM Austin HI Tenant Co., L.L.C.                                Delaware; Limited Liability Company

DJONT/MPM Austin HI Leasing, L.P.                                     Delaware; Limited Partnership

DJONT/JPM Atlanta CP Leasing, L.L.C.                                  Delaware; Limited Liability Company

DJONT/JPM Atlanta ES Leasing, L.L.C.                                  Delaware; Limited Liability Company

DJONT/JPM Boca Raton Leasing, L.L.C.                                  Delaware; Limited Liability Company

DJONT/JPM Denver Leasing, L.L.C.                                      Delaware; Limited Liability Company

DJONT/JPM LBV Leasing, L.L.C.                                         Delaware; Limited Liability Company

DJONT/JPM Phoenix Leasing, L.L.C.                                     Delaware; Limited Liability Company

DJONT/JPM Manadalay Leasing, L.L.C.                                   Delaware; Limited Liability Company

DJONT/JPM BWI Leasing, L.L.C.                                         Delaware; Limited Liability Company

DJONT/JPM Orlando Leasing, L.L.C.                                     Delaware; Limited Liability Company

DJONT/JPM Orlando I-Drive Leasing, L.L.C.                             Delaware; Limited Liability Company

DJONT/JPM Troy Leasing, L.L.C.                                        Delaware; Limited Liability Company

DJONT/JPM Wilmington Leasing, L.L.C.                                  Delaware; Limited Liability Company